UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2016

Date of reporting period :	August 1, 2015 — July 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNRAX

Putnam Research Fund

Annual report 7|31|16

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Research
Fund

Annual report
7 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	56

About the Trustees	57

Officers	59

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Through the first half of 2016, markets around the world have shown great resilience in the face of multiple challenges. Now, as we enter the fall, many additional factors raise new concerns.

Against a backdrop of sluggish growth and following a colorful political campaign, the United States will be electing a new president in a few short weeks. Overseas, challenges are widespread, from sluggish growth in Europe, Japan, and many emerging markets to global fallout from the United Kingdom’s decision to leave the European Union. As non-U.S. central banks consider new actions to boost economic growth, here at home the Federal Reserve seeks stronger economic data before it raises interest rates. The uncertainty caused by these unfolding events could well spur renewed bouts of market volatility.

But we believe that opportunities can emerge despite the markets’ ups and downs. At Putnam, our portfolio managers actively pursue these opportunities. Backed by a network of global analysts, they draw on their long experience and expertise in navigating changing conditions.

We share Putnam’s deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended July 31, 2016, as well as an outlook for the coming months.

Now may be a good time for you to consult with your financial advisor, who can help you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

As always, thank you for investing with Putnam.

Putnam Research Fund

The best stock ideas from Putnam's talented research analysts

Featuring the careful stock picks of Putnam's large-cap equity research analysts, Putnam Research Fund offers investors our best-ideas portfolio that can include both growth- and value-style stocks.

> "Our stock selection process is a collaborative effort across the firm that emphasizes outside-the-box critical thinking."
>
> **Aaron M. Cooper, CFA**
> Portfolio Manager
> *Director of Global Equity Research*

New ways of thinking are at the heart of Putnam's proprietary research

Putnam Research Fund is a broadly diversified U.S. stock fund. We believe it stands out from the crowd by virtue of our analysts' fundamental research insights into the most powerful factors that can drive companies' earnings growth. What's more, we seek to anticipate the market's missteps and consistently identify points where we can take a different perspective from the market consensus.

Actively managed by an experienced team

Putnam Research Fund represents the best ideas and stock recommendations from a talented team of senior Putnam analysts. Each sector component is actively managed, which means investments are consistently monitored and adjusted as business fundamentals, market conditions, or opportunities change.

Seeking diversification among large U.S. corporations

7890

Consumer	Financials	Health Care	Industrials	Natural Resources	Technology	Telecommunications	Utilities
Retail stores, restaurants, media, hotels, food and beverages	Banking, insurance, real estate, credit cards, brokerages	Health-care service providers, pharmaceuticals, biotechnology, medical devices	Airlines, railroads, aerospace and defense, construction, machinery, transportation	Oil and gas, metals, mining, paper, chemicals, natural resources equipment	Computer hardware, software, storage, and security; consulting and Internet services	Telephone equipment and services, mobile Internet, fiber-optic cable	Electric power, natural gas, wind, solar, and hydropower

2 Research Fund

Research Fund 3

Interview with your fund’s portfolio manager

What was the market environment like during the fund’s 12-month reporting period ended July 31, 2016?

Market volatility picked up in the summer of 2015 due to a variety of global macroeconomic factors. The fourth calendar quarter of 2015 saw stocks bounce back from their third-quarter lows, but a variety of headwinds — from China’s economic weakness to depressed commodity markets — made for a relatively difficult backdrop for investors. January 2016 opened with extreme volatility, primarily as concerns over China led investors to wonder whether the risks of a global recession were increasing. In addition, negative interest rates in Europe and Japan became an obstacle to global financial markets. Some of these pressures eased beginning in mid-February, particularly as oil prices began to rise and the U.S. dollar weakened relative to other global currencies.

The remainder of the period was somewhat calmer by comparison — until, that is, U.K. voters elected in late June to leave the European Union. This surprising event caused some turmoil for U.S. markets, but we do not see it posing a substantial economic or market risk to the United States. Indeed, with the appointment of a new British Prime

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4 Research Fund

Minister in July, we became optimistic that the period of fear and uncertainty stemming from “Brexit” would prove to be short-lived.

How did the fund perform in this environment?

Though it turned in slightly positive results for the period, the fund lagged its benchmark, the S&P 500 Index, and the average return of its Lipper peer group, Large-Cap Core Funds. We avoided a number of mega-cap companies — some of the largest, more stable, and defensive companies available to investors — and this hurt relative results. In short, we believed these companies were not attractive on their fundamental merits but were more places for investors to hide during the period.

Similarly, our preference for smaller, growth-oriented biotech stocks over the stocks of larger, more stable pharmaceutical companies proved to be a drag on relative results. In addition, our emphasis on financial stocks that we believed would stand to benefit from rising interest rates detracted from relative returns, as rates actually declined during the period as a result of macroeconomic fears.

What were some of the stocks or strategies that detracted most from relative returns?

Bombardier, an out-of-benchmark holding, was the largest detractor. This company is a leading manufacturer of aircraft and trains. In early 2015, Bombardier announced the need to raise $2 billion to cover the cost of a new fuel efficient passenger jet airliner, the CSeries, which had been delayed for two years and was over budget. The company also announced the replacement of its chief executive officer and suspended its dividend. Initially, we sensed there could be positive change following these financing and leadership announcements, but we lost confidence during the period that such changes would occur. Consequently, we sold the stock by the end of the period.

Perrigo, an Ireland-based specialty pharmaceutical company, was the second-largest detractor from the fund’s relative results. The stock’s decline was primarily due to disappointment over the announcement in late 2015 that Perrigo would not be acquired by

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Research Fund 5

industry rival Mylan — a potential deal that had been cheered by investors earlier in the year. We sold this stock from the portfolio by period-end.

Other detractors, as I mentioned, included our decisions to avoid or de-emphasize a number of mega-cap stocks that performed well during the period. We did not own the stock of General Electric [GE], for example, and we held a benchmark-relative underweight to consumer products and health-care giant Johnson & Johnson. In general, risk-averse investors sought safer-seeming stock bets at different points in the fund’s fiscal period, and the share price of mega-cap companies like GE and Johnson & Johnson generally benefited from that shift in investor demand.

What were some of the standout contributors to relative results?

Northrop Grumman, which is one of the largest defense conglomerates in the world, was the top contributor for the annual period. The company, which specializes in unmanned aerial vehicle manufacturing and defense systems, continued to win franchise programs and saw higher-than-expected earnings, which led to share price appreciation.

L-3 Communications Holdings also was a top contributor to relative results. This aerospace contractor reported solid earnings and expanded its business by penetrating new markets. In addition, the company strengthened its communication systems segment with an acquisition and returned cash to shareholders through share buybacks and dividends, all of which acted as tailwinds for the stock.

Allocations are shown as a percentage of the fund’s net assets as of 7/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Research Fund

A third solid contributor was the stock of Royal Dutch Shell, the Anglo-Dutch multinational oil and gas company. This out-of-benchmark stock rose, particularly after early February, when oil prices began to recover from multi-decade lows.

What was the impact of derivatives on the fund’s relative performance?

During the period, forward currency contracts stood out for their positive impact on the fund’s relative performance. These contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, can be used to hedge against foreign currency weakness, which was pronounced during the period.

This positive performance was partially offset by negative results in our positions in futures and total return swaps. We used these derivatives to equitize the portfolio’s cash holdings and to gain exposure to a basket of securities, respectively.

What is your outlook for the U.S. economy and stock market?

We believe the U.S. economy is in the later stages of its expansion, and that market volatility may continue to rise as this cycle matures. For the balance of 2016, we think the most likely scenario for U.S. company earnings is modestly accelerating, low- to mid-single-digit earnings growth. Although strength appears to have returned to the U.S. dollar post-Brexit, we do not think this will be too much of a headwind for U.S. exporters, for

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Research Fund 7

example, and we expect relative stability in the price of oil to continue providing a boost to the energy sector.

The global macroeconomic risks to this view cannot be ignored, however. Indeed, today we see a wider range of potential outcomes for the markets than we have seen in recent history. From our perspective, China’s economic situation poses perhaps one of the more substantial risks to the global economy. We do not think China has shed any of its credit-growth problems, and the risk of policy error in China runs high, in our view. Indeed, the entire non-U.S. political arena is fraught with a variety of uncertainties, so focusing on what could go wrong has become an important part of our analytical forecasting.

Thank you, Aaron, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Aaron M. Cooper, CFA, is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. Aaron joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Jacquelyne J. Cavanaugh; Kelsey Chen, Ph.D.; Neil P. Desai, Kathryn B. Lakin; Ferat Ongoren; and Walter D. Scully, CPA.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Research Fund

IN THE NEWS

With central banks exhausting the more traditional methods aimed at stimulating their economies, some are considering more novel strategies. Increasingly, central bankers and economists are discussing the merits of so-called “helicopter money,” which conjures images of money being dropped on the populace from the sky. Considered somewhat radical, the term was adopted in 1969 by economist Milton Friedman, who described the idea of a central bank printing money and injecting the cash directly into the economy, with the aim of boosting consumer demand and spending, and kick-starting a recovery. It differs from traditional stimulus measures, such as the U.S. government selling U.S. Treasury securities to the public in order to finance spending. With interest rates at zero — or even in negative territory — in major world economies like Japan and some European nations, the concept of helicopter money is gaining popularity. Under this strategy, cash could be transferred to people in the form of a government tax break or by simply making a direct deposit into individual bank accounts. Critics of helicopter money, however, say it could cause runaway inflation.

Research Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(6/29/15)	(4/4/00)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	8.09%	7.79%	7.75%	7.75%	7.28%	7.28%	7.55%	7.37%	7.83%	8.31%	8.31%

10 years	97.48	86.13	85.76	85.76	83.14	83.14	87.82	81.25	92.67	102.82	102.59
Annual average	7.04	6.41	6.39	6.39	6.24	6.24	6.51	6.13	6.78	7.33	7.32

5 years	79.35	69.04	72.69	70.69	72.69	72.69	74.80	68.68	77.07	81.77	81.56
Annual average	12.39	11.07	11.55	11.29	11.55	11.55	11.82	11.02	12.11	12.70	12.67

3 years	33.25	25.59	30.32	27.32	30.36	30.36	31.28	26.68	32.33	34.47	34.32
Annual average	10.04	7.89	9.23	8.38	9.24	9.24	9.49	8.20	9.79	10.38	10.34

1 year	0.60	–5.18	–0.11	–5.08	–0.11	–1.11	0.12	–3.39	0.38	0.99	0.88

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Research Fund

Comparative index returns For periods ended 7/31/16

		Lipper Large-Cap Core
	S&P 500 Index	Funds category average*

Annual average (life of fund)	8.56%	7.76%

10 years	110.89	94.66
Annual average	7.75	6.83

5 years	87.36	73.03
Annual average	13.38	11.54

3 years	37.35	29.59
Annual average	11.16	8.99

1 year	5.61	2.39

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/16, there were 856, 772, 690, 524, and 119 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $18,576 and $18,314, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $18,125. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $19,267, $20,282, and $20,259, respectively.

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Fund price and distribution information For the 12-month period ended 7/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	1		1	1	1		1	1	1

Income	$0.297		$0.119	$0.127	$0.192		$0.287	$0.331	$0.359

Capital gains	—		—	—	—		—	—	—

Total	$0.297		$0.119	$0.127	$0.192		$0.287	$0.331	$0.359

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

7/31/15	$26.65	$28.28	$24.97	$24.98	$25.60	$26.53	$26.41	$26.84	$26.84

7/31/16	26.50	28.12	24.82	24.82	25.43	26.35	26.21	26.76	26.70

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(10/2/95)		(6/15/98)		(2/1/99)		(6/15/98)		(1/21/03)	(6/29/15)	(4/4/00)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	7.93%	7.63%	7.59%	7.59%	7.13%	7.13%	7.40%	7.21%	7.67%	8.15%	8.15%

10 years	87.48	76.70	76.47	76.47	73.93	73.93	78.43	72.18	82.90	92.49	92.26
Annual average	6.49	5.86	5.84	5.84	5.69	5.69	5.96	5.58	6.22	6.77	6.75

5 years	69.36	59.62	63.02	61.02	63.04	63.04	65.12	59.34	67.19	71.71	71.50
Annual average	11.11	9.80	10.27	10.00	10.27	10.27	10.55	9.77	10.83	11.42	11.39

3 years	36.00	28.18	32.99	29.99	32.94	32.94	33.92	29.24	34.97	37.14	36.97
Annual average	10.79	8.63	9.97	9.14	9.96	9.96	10.23	8.93	10.51	11.10	11.06

1 year	–1.49	–7.16	–2.20	–7.06	–2.21	–3.18	–1.97	–5.40	–1.74	–1.12	–1.24

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Research Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating
expenses for the fiscal year
ended 7/31/15*	1.14%	1.89%	1.89%	1.64%	1.39%	0.70%‡	0.89%

Annualized expense ratio
for the six-month period
ended 7/31/16†	1.14%	1.89%	1.89%	1.64%	1.39%	0.73%	0.89%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Other expenses are based on expenses of class Y shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R6 shares.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 2/1/16 to 7/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$6.03	$9.97	$9.97	$8.66	$7.35	$3.86	$4.71

Ending value (after expenses)	$1,126.70	$1,122.60	$1,122.60	$1,123.70	$1,125.40	$1,129.10	$1,128.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Research Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 7/31/16, use the following calculation method. To find the value of your investment on 2/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.72	$9.47	$9.47	$8.22	$6.97	$3.67	$4.47

Ending value (after expenses)	$1,019.19	$1,015.47	$1,015.47	$1,016.71	$1,017.95	$1,021.23	$1,020.44

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Research Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Research Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $131,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Research Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Research Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

18 Research Fund

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees,

Research Fund 19

distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least November 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to

20 Research Fund

these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Large-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	2nd

Five-year period	2nd

Research Fund 21

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 876, 793 and 708 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Research Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Research Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

We have audited the accompanying statement of assets and liabilities of Putnam Research Fund (the fund), a series of Putnam Investment Funds, including the fund’s portfolio, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Research Fund as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 9, 2016

24 Research Fund

The fund’s portfolio 7/31/16

COMMON STOCKS (95.8%)*	Shares	Value

Aerospace and defense (4.3%)
General Dynamics Corp.	21,227	$3,118,034

Honeywell International, Inc.	12,824	1,491,816

L-3 Communications Holdings, Inc.	7,540	1,143,290

Northrop Grumman Corp.	17,316	3,751,165

Raytheon Co.	4,017	560,492

Rockwell Collins, Inc.	6,840	578,801

Triumph Group, Inc.	9,497	292,793

United Technologies Corp.	7,202	775,295

		11,711,686
Air freight and logistics (0.5%)
United Parcel Service, Inc. Class B	11,328	1,224,557

		1,224,557
Airlines (0.3%)
American Airlines Group, Inc.	25,037	888,814

		888,814
Auto components (0.6%)
Johnson Controls, Inc.	35,184	1,615,649

		1,615,649
Banks (5.0%)
Bank of America Corp.	194,311	2,815,566

Citigroup, Inc.	31,097	1,362,360

JPMorgan Chase & Co.	65,752	4,206,155

KeyCorp	95,844	1,121,375

Wells Fargo & Co.	81,992	3,933,156

		13,438,612
Beverages (3.6%)
Dr. Pepper Snapple Group, Inc.	17,775	1,751,015

Molson Coors Brewing Co. Class B	9,815	1,002,700

Monster Beverage Corp. †	9,501	1,526,146

PepsiCo, Inc.	50,742	5,526,819

		9,806,680
Biotechnology (3.8%)
Amgen, Inc.	14,249	2,451,255

Biogen, Inc. †	6,637	1,924,265

Celgene Corp. †	19,900	2,232,581

Gilead Sciences, Inc.	36,105	2,869,264

Medivation, Inc. †	13,595	869,944

		10,347,309
Building products (0.2%)
CaesarStone Sdot-Yam, Ltd. (Israel) †	13,660	512,113

		512,113
Capital markets (2.6%)
AllianceBernstein Holding LP	36,349	870,922

Ameriprise Financial, Inc.	7,906	757,711

Bank of New York Mellon Corp. (The)	30,693	1,209,304

Charles Schwab Corp. (The)	73,497	2,088,785

Invesco, Ltd.	19,817	578,260

KKR & Co. LP	106,507	1,537,961

		7,042,943

Research Fund 25

COMMON STOCKS (95.8%)* cont.	Shares	Value

Chemicals (2.8%)
Air Products & Chemicals, Inc.	3,136	$468,581

Albemarle Corp.	5,321	447,869

Axalta Coating Systems, Ltd. †	16,873	481,724

Chemtura Corp. †	8,838	248,259

Dow Chemical Co. (The)	11,347	608,993

E.I. du Pont de Nemours & Co.	8,861	612,915

Ingevity Corp. †	1,919	73,440

Monsanto Co.	10,842	1,157,600

PPG Industries, Inc.	5,344	559,570

Praxair, Inc.	2,856	332,838

Sherwin-Williams Co. (The)	7,107	2,130,181

Symrise AG (Germany)	3,269	230,395

W.R. Grace & Co.	1,576	117,995

Yara International ASA (Norway)	3,510	114,114

		7,584,474
Commercial services and supplies (1.3%)
Rollins, Inc.	20,517	578,169

Stericycle, Inc. †	3,295	297,440

Tyco International PLC	58,090	2,647,161

		3,522,770
Communications equipment (1.1%)
Cisco Systems, Inc.	98,821	3,017,005

		3,017,005
Construction materials (0.2%)
Martin Marietta Materials, Inc.	1,248	252,907

Vulcan Materials Co.	1,517	188,078

		440,985
Consumer finance (1.1%)
Capital One Financial Corp.	16,423	1,101,655

Oportun Financial Corp. (acquired 6/23/15, cost $133,158)
(Private) † ∆∆ F	46,722	119,842

Synchrony Financial †	67,061	1,869,661

		3,091,158
Containers and packaging (0.4%)
Ball Corp.	6,982	493,418

Sealed Air Corp.	11,007	519,310

Smurfit Kappa Group PLC (Ireland)	7,645	177,567

		1,190,295
Distributors (0.1%)
LKQ Corp. †	8,719	299,846

		299,846
Diversified consumer services (0.4%)
Bright Horizons Family Solutions, Inc. †	8,255	553,663

Service Corp. International/US	13,958	386,916

		940,579
Diversified financial services (0.1%)
Berkshire Hathaway, Inc. Class B †	918	132,440

Conyers Park Acquisition Corp. (Units) †	22,161	229,145

		361,585

26 Research Fund

COMMON STOCKS (95.8%)* cont.	Shares	Value

Diversified telecommunication services (2.6%)
AT&T, Inc.	113,958	$4,933,242

Level 3 Communications, Inc. †	28,565	1,445,389

Zayo Group Holdings, Inc. †	24,996	707,387

		7,086,018
Electric utilities (2.0%)
American Electric Power Co., Inc.	8,740	605,682

Edison International	6,669	516,047

Exelon Corp.	42,439	1,582,126

NextEra Energy, Inc.	11,180	1,434,282

PG&E Corp.	19,096	1,220,998

		5,359,135
Electronic equipment, instruments, and components (0.3%)
TE Connectivity, Ltd.	12,143	731,980

		731,980
Energy equipment and services (0.6%)
Baker Hughes, Inc.	5,957	284,923

FMC Technologies, Inc. †	13,317	337,985

Halliburton Co.	580	25,323

Schlumberger, Ltd.	13,331	1,073,412

		1,721,643
Food and staples retail (2.7%)
Costco Wholesale Corp.	11,146	1,863,834

CVS Health Corp.	18,533	1,718,380

Kroger Co. (The)	28,329	968,569

Wal-Mart Stores, Inc.	8,803	642,355

Walgreens Boots Alliance, Inc.	25,986	2,059,391

		7,252,529
Food products (1.7%)
Hain Celestial Group, Inc. (The) †	4,139	218,498

JM Smucker Co. (The)	10,891	1,678,957

Kraft Heinz Co. (The)	20,884	1,804,169

Mead Johnson Nutrition Co.	7,588	676,850

Nomad Foods, Ltd. (United Kingdom) †	21,494	190,222

		4,568,696
Health-care equipment and supplies (2.8%)
Abbott Laboratories	4,963	222,094

Becton Dickinson and Co.	7,037	1,238,512

Boston Scientific Corp. †	14,713	357,232

C.R. Bard, Inc.	4,183	935,863

Cooper Cos., Inc. (The)	3,788	691,196

Danaher Corp.	18,370	1,496,053

DexCom, Inc. †	2,856	263,409

Edwards Lifesciences Corp. †	3,839	439,642

Intuitive Surgical, Inc. †	1,452	1,010,244

Medtronic PLC	9,648	845,454

		7,499,699
Health-care providers and services (1.1%)
Aetna, Inc.	1,990	229,268

Cardinal Health, Inc.	8,176	683,514

Cigna Corp.	7,183	926,320

Express Scripts Holding Co. †	6,733	512,179

Research Fund 27

COMMON STOCKS (95.8%)* cont.	Shares	Value

Health-care providers and services cont.
Henry Schein, Inc. †	2,237	$404,852

Humana, Inc.	1,781	307,312

		3,063,445
Health-care technology (0.2%)
Castlight Health, Inc. Class B †	87,640	326,897

HTG Molecular Diagnostics, Inc. †	2,329	5,636

Press Ganey Holdings, Inc. †	5,035	200,997

		533,530
Hotels, restaurants, and leisure (1.6%)
Chipotle Mexican Grill, Inc. †	795	337,072

Hilton Worldwide Holdings, Inc.	40,498	939,149

Penn National Gaming, Inc. †	43,913	659,573

Restaurant Brands International LP (Units) (Canada)	55	2,464

Restaurant Brands International, Inc. (Canada)	13,513	604,436

Wynn Resorts, Ltd.	7,152	700,538

Yum! Brands, Inc.	12,045	1,077,064

		4,320,296
Household products (1.0%)
Colgate-Palmolive Co.	15,608	1,161,703

Procter & Gamble Co. (The)	17,518	1,499,366

		2,661,069
Independent power and renewable electricity producers (1.1%)
Calpine Corp. †	67,839	932,108

NextEra Energy Partners LP	12,226	381,818

NRG Energy, Inc.	81,157	1,123,213

NRG Yield, Inc. Class C	22,694	407,130

		2,844,269
Industrial conglomerates (0.2%)
Siemens AG (Germany)	5,171	561,468

		561,468
Insurance (2.7%)
American International Group, Inc.	39,574	2,154,409

Assured Guaranty, Ltd.	36,916	988,980

Chubb, Ltd.	12,819	1,605,708

Genworth Financial, Inc. Class A †	89,001	254,543

Hartford Financial Services Group, Inc. (The)	30,896	1,231,206

Prudential PLC (United Kingdom)	66,791	1,180,067

		7,414,913
Internet and catalog retail (3.0%)
Amazon.com, Inc. †	7,148	5,423,974

Ctrip.com International, Ltd. ADR (China) † S	19,705	860,517

Delivery Hero Holding GmbH (acquired 6/12/15, cost $154,040)
(Private) (Germany) † ∆∆ F	20	125,943

Priceline Group, Inc. (The) †	1,247	1,684,460

		8,094,894
Internet software and services (5.3%)
Alibaba Group Holding, Ltd. ADR (China) † S	10,078	831,233

Alphabet, Inc. Class A †	9,306	7,364,210

Criteo SA ADR (France) † S	5,992	264,786

Facebook, Inc. Class A †	37,731	4,676,380

GoDaddy, Inc. Class A † S	9,626	288,010

28 Research Fund

COMMON STOCKS (95.8%)* cont.	Shares	Value

Internet software and services cont.
Tencent Holdings, Ltd. (China)	23,500	$564,904

Wix.com, Ltd. (Israel) †	11,142	396,655

		14,386,178
IT Services (2.3%)
Computer Sciences Corp.	16,440	786,325

Fidelity National Information Services, Inc.	14,607	1,161,695

MasterCard, Inc. Class A	14,221	1,354,408

Visa, Inc. Class A	35,795	2,793,800

		6,096,228
Leisure products (0.1%)
Brunswick Corp.	6,999	347,290

		347,290
Life sciences tools and services (0.4%)
Agilent Technologies, Inc.	23,079	1,110,331

		1,110,331
Machinery (0.5%)
KION Group AG (Germany)	5,701	312,504

Manitowoc Foodservice, Inc. †	20,424	374,576

Pentair PLC	11,917	760,543

		1,447,623
Media (3.0%)
CBS Corp. Class B (non-voting shares)	10,451	545,751

Charter Communications, Inc. Class A †	7,910	1,857,822

Comcast Corp. Class A	37,104	2,495,244

DISH Network Corp. Class A †	5,702	304,601

Live Nation Entertainment, Inc. †	33,850	928,167

Time Warner, Inc.	13,781	1,056,314

Walt Disney Co. (The)	8,319	798,208

		7,986,107
Metals and mining (0.4%)
Alcoa, Inc.	11,656	123,787

ArcelorMittal SA (France) †	18,516	119,009

Barrick Gold Corp. (Canada)	4,435	96,949

Newmont Mining Corp.	9,088	399,872

Nucor Corp.	3,958	212,307

Steel Dynamics, Inc.	1,793	48,088

		1,000,012
Multi-utilities (0.3%)
Sempra Energy	6,835	764,700

		764,700
Multiline retail (0.4%)
Dollar General Corp.	11,961	1,133,185

		1,133,185
Oil, gas, and consumable fuels (6.4%)
Anadarko Petroleum Corp.	35,273	1,923,437

Antero Resources Corp. †	1,760	46,094

Apache Corp.	5,638	295,995

Cenovus Energy, Inc. (Canada)	101,539	1,453,501

Cheniere Energy, Inc. †	5,110	213,751

Chevron Corp.	20,849	2,136,606

Cimarex Energy Co.	1,632	195,873

Concho Resources, Inc. †	2,129	264,422

Research Fund 29

COMMON STOCKS (95.8%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
ConocoPhillips	38,366	$1,566,100

Devon Energy Corp.	7,242	277,224

ENI SpA (Italy)	65,893	1,007,784

Enterprise Products Partners LP	6,862	195,361

EOG Resources, Inc.	16,974	1,386,776

Exxon Mobil Corp.	361	32,111

Hess Corp.	3,299	176,991

Kinder Morgan, Inc.	23,122	470,070

Marathon Oil Corp.	47,706	650,710

Occidental Petroleum Corp.	11,401	851,997

Pioneer Natural Resources Co.	5,847	950,547

Range Resources Corp.	9,126	367,869

Rice Energy, Inc. †	5,167	120,494

Royal Dutch Shell PLC Class A (United Kingdom)	36,764	945,859

Southwestern Energy Co. † S	5,291	77,143

Spectra Energy Corp.	6,220	223,733

Suncor Energy, Inc. (Canada)	27,087	728,911

Suncor Energy, Inc. (Canada)	20,185	543,255

Targa Resources Corp.	1,501	55,927

Williams Cos., Inc. (The)	6,997	167,718

		17,326,259
Personal products (0.5%)
Coty, Inc. Class A	20,710	556,478

Edgewell Personal Care Co. †	9,993	845,508

		1,401,986
Pharmaceuticals (5.0%)
Allergan PLC †	11,672	2,952,432

Bristol-Myers Squibb Co.	23,404	1,750,853

Eli Lilly & Co.	20,291	1,681,921

Jazz Pharmaceuticals PLC †	2,244	338,777

Johnson & Johnson	10,335	1,294,252

Merck & Co., Inc.	34,496	2,023,535

Mylan NV †	20,538	960,973

Pfizer, Inc.	66,808	2,464,547

		13,467,290
Real estate investment trusts (REITs) (3.5%)
American Tower Corp. R	17,171	1,987,887

AvalonBay Communities, Inc. R	4,044	750,769

Boston Properties, Inc. R	5,637	801,187

Equinix, Inc. R	2,032	757,672

Equity Lifestyle Properties, Inc. R	5,110	420,246

Essex Property Trust, Inc. R	1,241	290,245

Federal Realty Investment Trust R S	2,369	402,019

Gaming and Leisure Properties, Inc. R	18,045	646,552

General Growth Properties R	17,729	566,442

Kimco Realty Corp. R	5,571	178,829

Pebblebrook Hotel Trust R	5,852	173,512

Public Storage R	2,813	672,082

Simon Property Group, Inc. R	4,052	919,966

30 Research Fund

COMMON STOCKS (95.8%)* cont.	Shares	Value

Real estate investment trusts (REITs) cont.
Ventas, Inc. R	9,356	$712,553

Vornado Realty Trust R	2,537	272,474

		9,552,435
Real estate management and development (0.5%)
CBRE Group, Inc. Class A †	7,314	208,083

RE/MAX Holdings, Inc. Class A	23,284	1,008,663

		1,216,746
Road and rail (1.0%)
Union Pacific Corp.	29,255	2,722,178

		2,722,178
Semiconductors and semiconductor equipment (2.6%)
Analog Devices, Inc.	5,894	376,214

Broadcom, Ltd.	3,976	644,032

Lam Research Corp. S	11,917	1,069,789

Micron Technology, Inc. †	59,709	820,402

NVIDIA Corp.	22,278	1,272,074

ON Semiconductor Corp. †	20,594	206,558

QUALCOMM, Inc.	17,074	1,068,491

Texas Instruments, Inc.	22,440	1,565,190

		7,022,750
Software (3.6%)
Adobe Systems, Inc. †	15,301	1,497,356

Microsoft Corp.	111,673	6,329,626

salesforce.com, Inc. †	19,482	1,593,628

ServiceNow, Inc. †	1,734	129,911

TubeMogul, Inc. † S	8,995	100,834

		9,651,355
Specialty retail (2.0%)
Advance Auto Parts, Inc.	3,119	529,793

AutoZone, Inc. †	439	357,333

Five Below, Inc. †	10,977	559,937

GNC Holdings, Inc. Class A	1,903	38,840

Home Depot, Inc. (The)	17,758	2,454,866

TJX Cos., Inc. (The)	18,672	1,525,876

		5,466,645
Technology hardware, storage, and peripherals (4.2%)
Apple, Inc.	80,557	8,394,845

EMC Corp.	50,566	1,430,006

Hewlett Packard Enterprise Co.	27,843	585,260

HP, Inc.	72,456	1,015,109

		11,425,220
Textiles, apparel, and luxury goods (0.9%)
Hanesbrands, Inc.	41,206	1,098,552

NIKE, Inc. Class B	23,281	1,292,096

		2,390,648
Tobacco (0.6%)
Philip Morris International, Inc.	17,113	1,715,749

		1,715,749
Water utilities (0.3%)
American Water Works Co., Inc.	11,070	914,161

		914,161

Total common stocks (cost $233,732,764)		$259,295,720

Research Fund 31

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $365) (Private) † ∆∆ F	128	$328

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $6,955) (Private) † ∆∆ F	2,208	6,260

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $16,334) (Private) † ∆∆ F	3,209	14,700

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $23,689) (Private) † ∆∆ F	4,654	21,320

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $13,286) (Private) † ∆∆ F	2,420	11,957

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$40,105) (Private) † ∆∆ F	5,222	36,094

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $112,481) (Private) † ∆∆ F	39,467	101,233

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$142,232) (Private) † ∆∆ F	49,906	128,009

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$206,805) (Private) † ∆∆ F	72,632	186,125

Total convertible preferred stocks (cost $562,252)		$506,026

U.S. GOVERNMENT AGENCY OBLIGATIONS (0.1%)*	Principal amount	Value

Federal National Mortgage Association Pass-Through Certificates
3.00%, January 1, 2023 [i]	$108,550	$114,027

Federal National Mortgage Association Pass-Through Certificates
2.98%, October 1, 2024 [i]	159,904	179,679

Total U.S. government agency obligations (cost $293,706)		$293,706

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 1.50%, February 28, 2023 [i]	$120,000	$122,580

Total U.S. treasury obligations (cost $122,580)		$122,580

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Oct-16/$200.00	$191,428	$311,071

Total purchased options outstanding (cost $535,998)			$311,071

SHORT-TERM INVESTMENTS (4.5%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.62% [d]	Shares	3,482,925	$3,482,925

Putnam Short Term Investment Fund 0.44% L	Shares	8,035,293	8,035,293

SSgA Prime Money Market Fund Class N 0.34% P	Shares	220,000	220,000

U.S. Treasury Bills 0.207%, 8/11/16 ∆		$460,000	459,980

U.S. Treasury Bills 0.285%, 8/4/16		21,000	21,000

Total short-term investments (cost $12,219,191)			$12,219,198

TOTAL INVESTMENTS

Total investments (cost $247,466,491)			$272,748,301

32 Research Fund

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2015 through July 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $270,606,987.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $751,811, or 0.3% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $364,765 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

The dates shown on debt obligations are the original maturity dates.

Research Fund 33

FORWARD CURRENCY CONTRACTS at 7/31/16 (aggregate face value $18,779,225)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	British Pound	Sell	9/21/16	$2,653,784	$2,891,425	$237,641

	Canadian Dollar	Sell	10/19/16	222,650	198,209	(24,441)

	Barclays Bank PLC
	Canadian Dollar	Sell	10/19/16	659,523	665,132	5,609

	Swiss Franc	Buy	9/21/16	616,188	605,469	10,719

	Citibank, N.A.
	Euro	Sell	9/21/16	5,450,546	5,454,463	3,917

	Credit Suisse International
	Canadian Dollar	Sell	10/19/16	481,464	485,600	4,136

	Swiss Franc	Sell	9/21/16	475,177	466,918	(8,259)

	Goldman Sachs International
	Euro	Buy	9/21/16	748,033	748,641	(608)

HSBC Bank USA, National Association
	British Pound	Sell	9/21/16	1,297,420	1,412,550	115,130

	JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	10/19/16	1,926,852	1,943,674	16,822

	State Street Bank and Trust Co.
	British Pound	Buy	9/21/16	1,251,987	1,387,009	(135,022)

	Euro	Buy	9/21/16	1,804,152	1,805,629	(1,477)

	Israeli Shekel	Sell	10/19/16	723,945	714,506	(9,439)

	Total					$214,728

WRITTEN OPTIONS OUTSTANDING at 7/31/16 (premiums $401,999)
	Expiration	Contract
	date/strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Oct-16/$195.00	$191,428	$221,507

Total			$221,507

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/16
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
units	797	$—	12/15/20	1 month USD-	Russell 2000 Total	$(56,629)
				LIBOR-BBA minus	Return Index
				0.58%

Total		$—				$(56,629)

34 Research Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$32,469,196	$—	$125,943

Consumer staples	27,406,709	—	—

Energy	19,047,902	—	—

Financials	41,998,550	—	119,842

Health care	36,021,604	—	—

Industrials	22,591,209	—	—

Information technology	52,330,716	—	—

Materials	10,215,766	—	—

Telecommunication services	7,086,018	—	—

Utilities	9,882,265	—	—

Total common stocks	259,049,935	—	245,785

Convertible preferred stocks	—	—	506,026

Purchased options outstanding	—	311,071	—

U.S. government agency obligations	—	293,706	—

U.S. treasury obligations	—	122,580	—

Short-term investments	8,255,293	3,963,905	—

Totals by level	$267,305,228	$4,691,262	$751,811

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$214,728	$—

Written options outstanding	—	(221,507)	—

Total return swap contracts	—	(56,629)	—

Totals by level	$—	$(63,408)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Research Fund 35

Statement of assets and liabilities 7/31/16

ASSETS

Investment in securities, at value, including $3,367,316 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $235,948,273)	$261,230,083
Affiliated issuers (identified cost $11,518,218) (Notes 1 and 5)	11,518,218

Foreign currency (cost $15) (Note 1)	15

Dividends, interest and other receivables	305,893

Receivable for shares of the fund sold	175,739

Receivable for investments sold	6,789,306

Unrealized appreciation on forward currency contracts (Note 1)	393,974

Prepaid assets	35,712

Total assets	280,448,940

LIABILITIES

Payable for investments purchased	4,473,610

Payable for shares of the fund repurchased	251,789

Payable for compensation of Manager (Note 2)	126,258

Payable for custodian fees (Note 2)	14,224

Payable for investor servicing fees (Note 2)	80,804

Payable for Trustee compensation and expenses (Note 2)	145,108

Payable for administrative services (Note 2)	1,021

Payable for distribution fees (Note 2)	71,832

Unrealized depreciation on OTC swap contracts (Note 1)	56,629

Unrealized depreciation on forward currency contracts (Note 1)	179,246

Written options outstanding, at value (premiums $401,999) (Notes 1 and 3)	221,507

Collateral on securities loaned, at value (Note 1)	3,482,925

Collateral on certain derivative contracts, at value (Note 1)	636,286

Other accrued expenses	100,714

Total liabilities	9,841,953

Net assets	$270,606,987

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$272,406,791

Distributions in excess of net investment income (Note 1)	(157,928)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(27,261,835)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	25,619,959

Total — Representing net assets applicable to capital shares outstanding	$270,606,987

(Continued on next page)

36 Research Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($226,745,201 divided by 8,555,641 shares)	$26.50

Offering price per class A share (100/94.25 of $26.50)*	$28.12

Net asset value and offering price per class B share ($8,988,970 divided by 362,234 shares)**	$24.82

Net asset value and offering price per class C share ($15,493,815 divided by 624,359 shares)**	$24.82

Net asset value and redemption price per class M share ($4,864,088 divided by 191,245 shares)	$25.43

Offering price per class M share (100/96.50 of $25.43)*	$26.35

Net asset value, offering price and redemption price per class R share
($1,723,514 divided by 65,755 shares)	$26.21

Net asset value, offering price and redemption price per class R6 share
($7,129,314 divided by 266,424 shares)	$26.76

Net asset value, offering price and redemption price per class Y share
($5,662,085 divided by 212,095 shares)	$26.70

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Research Fund 37

Statement of operations Year ended 7/31/16

INVESTMENT INCOME

Dividends (net of foreign tax of $23,223)	$4,718,095

Interest (including interest income of $23,349 from investments in affiliated issuers) (Note 5)	24,609

Securities lending (net of expenses) (Note 1)	39,562

Total investment income	4,782,266

EXPENSES

Compensation of Manager (Note 2)	1,492,197

Investor servicing fees (Note 2)	538,238

Custodian fees (Note 2)	38,094

Trustee compensation and expenses (Note 2)	21,252

Distribution fees (Note 2)	846,469

Administrative services (Note 2)	7,338

Other	247,871

Fees waived and reimbursed by Manager (Note 2)	(3,292)

Total expenses	3,188,167

Expense reduction (Note 2)	(17,547)

Net expenses	3,170,620

Net investment income	1,611,646

Net realized gain on investments (Notes 1 and 3)	4,455,947

Net realized loss on swap contracts (Note 1)	(140,885)

Net realized loss on futures contracts (Note 1)	(292,828)

Net realized gain on foreign currency transactions (Note 1)	431,489

Net realized gain on written options (Notes 1 and 3)	187,564

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	142,431

Net unrealized depreciation of investments, swap contracts and written options during the year	(6,909,532)

Net loss on investments	(2,125,814)

Net decrease in net assets resulting from operations	$(514,168)

The accompanying notes are an integral part of these financial statements.

38 Research Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/16	Year ended 7/31/15

Operations:
Net investment income	$1,611,646	$1,467,213

Net realized gain on investments
and foreign currency transactions	4,641,287	28,096,508

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(6,767,101)	(71,146)

Net increase (decrease) in net assets resulting
from operations	(514,168)	29,492,575

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(2,643,954)	(2,319,113)

Class B	(47,351)	(26,766)

Class C	(84,550)	(52,817)

Class M	(41,945)	(27,109)

Class R	(28,357)	(8,931)

Class R6	(90,788)	—

Class Y	(161,461)	(210,413)

Increase (decrease) from capital share transactions (Note 4)	(23,022,795)	4,422,382

Total increase (decrease) in net assets	(26,635,369)	31,269,808

NET ASSETS

Beginning of year	297,242,356	265,972,548

End of year (including distributions in excess of net
investment income of $157,928 and undistributed net
investment income of $599,743, respectively)	$270,606,987	$297,242,356

The accompanying notes are an integral part of these financial statements.

Research Fund 39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A
July 31, 2016	$26.65	.16	(.01)	.15	(.30)	(.30)	—	—	$26.50	.60	$226,745	1.12[f]	.66[f]	75
July 31, 2015	24.22	.15	2.53	2.68	(.25)	(.25)	—	—	26.65	11.10	242,828	1.09	.57	105
July 31, 2014	20.46	.19	3.73	3.92	(.16)	(.16)	—	—	24.22	19.22	224,634	1.14	.84	96
July 31, 2013	16.35	.17	4.13	4.30	(.19)	(.19)	—[d]	—	20.46	26.53	201,220	1.19	.95	96
July 31, 2012	15.51	.13	.85	.98	(.14)	(.14)	—[d]	—[d,e]	16.35	6.37	178,021	1.26	.85	108

Class B
July 31, 2016	$24.97	(.02)	(.01)	(.03)	(.12)	(.12)	—	—	$24.82	(.11)	$8,989	1.87[f]	(.09)[f]	75
July 31, 2015	22.71	(.04)	2.37	2.33	(.07)	(.07)	—	—	24.97	10.25	10,102	1.84	(.18)	105
July 31, 2014	19.20	.02	3.50	3.52	(.01)	(.01)	—	—	22.71	18.33	9,558	1.89	.11	96
July 31, 2013	15.34	.04	3.88	3.92	(.06)	(.06)	—[d]	—	19.20	25.60	10,098	1.94	.22	96
July 31, 2012	14.54	.01	.79	.80	—	—	—[d]	—[d,e]	15.34	5.50	10,441	2.01	.11	108

Class C
July 31, 2016	$24.98	(.02)	(.01)	(.03)	(.13)	(.13)	—	—	$24.82	(.11)	$15,494	1.87[f]	(.09)[f]	75
July 31, 2015	22.74	(.04)	2.37	2.33	(.09)	(.09)	—	—	24.98	10.24	16,667	1.84	(.18)	105
July 31, 2014	19.23	.02	3.51	3.53	(.02)	(.02)	—	—	22.74	18.38	13,974	1.89	.09	96
July 31, 2013	15.38	.03	3.89	3.92	(.07)	(.07)	—[d]	—	19.23	25.55	12,227	1.94	.20	96
July 31, 2012	14.60	.01	.79	.80	(.02)	(.02)	—[d]	—[d,e]	15.38	5.51	10,525	2.01	.10	108

Class M
July 31, 2016	$25.60	.04	(.02)	.02	(.19)	(.19)	—	—	$25.43	.12	$4,864	1.62[f]	.16[f]	75
July 31, 2015	23.30	.02	2.42	2.44	(.14)	(.14)	—	—	25.60	10.50	5,332	1.59	.07	105
July 31, 2014	19.69	.08	3.59	3.67	(.06)	(.06)	—	—	23.30	18.67	4,281	1.64	.35	96
July 31, 2013	15.74	.08	3.97	4.05	(.10)	(.10)	—[d]	—	19.69	25.88	4,019	1.69	.46	96
July 31, 2012	14.94	.05	.81	.86	(.06)	(.06)	—[d]	—[d,e]	15.74	5.78	3,692	1.76	.35	108

Class R
July 31, 2016	$26.41	.10	(.01)	.09	(.29)	(.29)	—	—	$26.21	.38	$1,724	1.37[f]	.43[f]	75
July 31, 2015	24.08	.06	2.54	2.60	(.27)	(.27)	—	—	26.41	10.81	2,344	1.34	.22	105
July 31, 2014	20.33	.13	3.72	3.85	(.10)	(.10)	—	—	24.08	18.97	245	1.39	.57	96
July 31, 2013	16.26	.12	4.10	4.22	(.15)	(.15)	—[d]	—	20.33	26.17	244	1.44	.69	96
July 31, 2012	15.44	.09	.84	.93	(.11)	(.11)	—[d]	—[d,e]	16.26	6.06	176	1.51	.60	108

Class R6
July 31, 2016	$26.84	.25	—[d]	.25	(.33)	(.33)	—	—	$26.76	.99	$7,129	.72[f]	.99[f]	75
July 31, 2015†	26.31	.01	.52	.53	—	—	—	—	26.84	2.01*	10	.06*	.03*	105

Class Y
July 31, 2016	$26.84	.24	(.02)	.22	(.36)	(.36)	—	—	$26.70	.88	$5,662	.87[f]	.96[f]	75
July 31, 2015	24.39	.21	2.55	2.76	(.31)	(.31)	—	—	26.84	11.36	19,960.84		.81	105
July 31, 2014	20.59	.25	3.76	4.01	(.21)	(.21)	—	—	24.39	19.57	13,281.89		1.09	96
July 31, 2013	16.45	.22	4.15	4.37	(.23)	(.23)	—[d]	—	20.59	26.87	11,778.94		1.17	96
July 31, 2012	15.62	.17	.83	1.00	(.17)	(.17)	—[d]	—[d,e]	16.45	6.54	7,461	1.01	1.10	108

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 Research Fund	Research Fund 41

Financial highlights (Continued)

* Not annualized.

† For the period June 29, 2015 (commencement of operations) to July 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to less than $0.01 per share outstanding on November 29, 2011.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

42 Research Fund

Notes to financial statements 7/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2015 through July 31, 2016.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

Research Fund 43

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign

44 Research Fund

securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own and to enhance returns on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

Research Fund 45

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $207,298 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $181,982 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included

46 Research Fund

in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $3,482,925 and the value of securities loaned amounted to $3,367,316.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2016, the fund had a capital loss carryover of $22,937,011 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$22,937,011	N/A	$22,937,011	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $4,042,433 recognized during the period between November 1, 2015 and July 31, 2016 to its fiscal year ending July 31, 2017.

Research Fund 47

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, late year loss deferrals, income on swap contracts, partnership income, distributions in excess and corporate action adjustments to basis and income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $729,089 to decrease distributions in excess of net investment income, $526,933 to decrease paid-in capital and $202,156 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$37,022,587
Unrealized depreciation	(12,013,297)

Net unrealized appreciation	25,009,290
Capital loss carryforward	(22,937,011)
Post-October capital loss deferral	(4,042,433)
Cost for federal income tax purposes	$247,739,011

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.553% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $3,292.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

48 Research Fund

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$450,265	Class R	4,324

Class B	18,412	Class R6	3,313

Class C	31,193	Class Y	20,521

Class M	10,210	Total	$538,238

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $456 under the expense offset arrangements and by $17,091 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $197, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Research Fund 49

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$554,034	Class M	37,677

Class B	90,655	Class R	10,616

Class C	153,487	Total	$846,469

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $16,752 and $341 from the sale of class A and class M shares, respectively, and received $4,718 and $1,056 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $8 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$197,134,175	$226,068,974

U.S. government securities (Long-term)	—	—

Total	$197,134,175	$226,068,974

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written option contract
	amounts	Written option premiums

Written options outstanding at the
beginning of the reporting period	$—	$—

Options opened	621,439	1,270,066
Options exercised	—	—
Options expired	(209,010)	(410,595)
Options closed	(221,001)	(457,472)

Written options outstanding at the
end of the reporting period	$191,428	$401,999

50 Research Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/16		Year ended 7/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	577,373	$14,320,123	677,998	$17,415,820

Shares issued in connection with
reinvestment of distributions	99,872	2,534,758	85,801	2,223,974

	677,245	16,854,881	763,799	19,639,794

Shares repurchased	(1,234,773)	(30,336,220)	(924,716)	(23,883,151)

Net decrease	(557,528)	$(13,481,339)	(160,917)	$(4,243,357)

	Year ended 7/31/16		Year ended 7/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	46,918	$1,096,315	79,624	$1,951,367

Shares issued in connection with
reinvestment of distributions	1,947	46,493	1,073	26,198

	48,865	1,142,808	80,697	1,977,565

Shares repurchased	(91,164)	(2,122,662)	(97,003)	(2,344,049)

Net decrease	(42,299)	$(979,854)	(16,306)	$(366,484)

	Year ended 7/31/16		Year ended 7/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	90,358	$2,134,548	132,946	$3,232,966

Shares issued in connection with
reinvestment of distributions	3,224	76,985	1,971	48,132

	93,582	2,211,533	134,917	3,281,098

Shares repurchased	(136,468)	(3,176,681)	(82,277)	(1,989,498)

Net increase (decrease)	(42,886)	$(965,148)	52,640	$1,291,600

	Year ended 7/31/16		Year ended 7/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	24,475	$593,943	40,074	$998,768

Shares issued in connection with
reinvestment of distributions	1,712	41,851	1,080	26,977

	26,187	635,794	41,154	1,025,745

Shares repurchased	(43,196)	(1,033,279)	(16,656)	(410,409)

Net increase (decrease)	(17,009)	$(397,485)	24,498	$615,336

	Year ended 7/31/16		Year ended 7/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	46,611	$1,156,616	85,645	$2,197,002

Shares issued in connection with
reinvestment of distributions	712	17,906	323	8,315

	47,323	1,174,522	85,968	2,205,317

Shares repurchased	(70,309)	(1,687,570)	(7,380)	(185,839)

Net increase (decrease)	(22,986)	$(513,048)	78,588	$2,019,478

Research Fund 51

			For the period 6/29/15
			(commencement of operations)
	Year ended 7/31/16		to 7/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	293,867	$7,807,673	380	$10,000

Shares issued in connection with
reinvestment of distributions	3,552	90,788	—	—

	297,419	7,898,461	380	10,000

Shares repurchased	(31,375)	(801,364)	—	—

Net increase	266,044	$7,097,097	380	$10,000

	Year ended 7/31/16		Year ended 7/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	102,157	$2,561,826	307,756	$7,912,331

Shares issued in connection with
reinvestment of distributions	5,945	151,788	7,856	204,817

	108,102	2,713,614	315,612	8,117,148

Shares repurchased	(639,803)	(16,496,632)	(116,411)	(3,021,339)

Net increase (decrease)	(531,701)	$(13,783,018)	199,201	$5,095,809

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R6	385	0.1%	$10,303

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$5,693,535	$63,705,835	$61,364,077	$23,349	$8,035,293

Totals	$5,693,535	$63,705,835	$61,364,077	$23,349	$8,035,293

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

52 Research Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$180,000

Written equity option contracts (contract amount) (Note 3)	$160,000

Futures contracts (number of contracts)	3

Forward currency contracts (contract amount)	$21,200,000

OTC total return swap contracts (notional)	$4,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$393,974	Payables	$179,246

Equity contracts	Investments	311,071	Payables	278,136

Total		$705,045		$457,382

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$417,412	$—	$417,412

Equity contracts	118,494	(292,828)	—	(140,885)	(315,219)

Total	$118,494	$(292,828)	$417,412	$(140,885)	$102,193

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$142,782	$—	$142,782

Equity contracts	(40,243)	27,008	—	(49,038)	(62,273)

Total	$(40,243)	$27,008	$142,782	$(49,038)	$80,509

Research Fund 53

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Forward currency contracts#	237,641	16,328	3,917	4,136	—	—	115,130	16,822	—	393,974

Purchased options**#	—	—	—	—	311,071	—	—	—	—	311,071

Total Assets	$237,641	$16,328	$3,917	$4,136	$311,071	$—	$115,130	$16,822	$—	$705,045

Liabilities:

OTC Total return swap contracts*#	—	—	—	—	—	56,629	—	—	—	56,629

Forward currency contracts#	24,441	—	—	8,259	—	608	—	—	145,938	179,246

Written options#	—	—	—	—	221,507	—	—	—	—	221,507

Total Liabilities	$24,441	$—	$—	$8,259	$221,507	$57,237	$—	$—	$145,938	$457,382

Total Financial and Derivative Net Assets	$213,200	$16,328	$3,917	$(4,123)	$89,564	$(57,237)	$115,130	$16,822	$(145,938)	$247,663

Total collateral received (pledged)†##	$213,200	$—	$3,917	$—	$89,564	$(30,997)	$115,130	$—	$(145,938)

Net amount	$—	$16,328	$—	$(4,123)	$—	$(26,240)	$—	$16,822	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

54 Research Fund	Research Fund 55

Federal tax information (Unaudited)

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,239 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

56 Research Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Research Fund 57

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

58 Research Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Research Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

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60 Research Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
The Putnam Advisory	George Putnam, III	and Assistant Treasurer
Company, LLC	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Mark C. Trenchard
Custodian	Principal Executive Officer, and	Vice President and
State Street Bank	Compliance Liaison	BSA Compliance Officer
and Trust Company
	Steven D. Krichmar	Nancy E. Florek
Legal Counsel	Vice President and	Vice President, Director of
Ropes & Gray LLP	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
Independent Registered	Robert T. Burns	and Associate Treasurer
Public Accounting Firm	Vice President and
KPMG LLP	Chief Legal Officer

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2016	$39,900	$ —	$4,550	$ —
July 31, 2015	$50,771	$ —	$4,400	$ —

For the fiscal years ended July 31, 2016 and July 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $4,550 and $4,400 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2016	$ —	$ —	$ —	$ —

July 31, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 29, 2016